UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 16, 2008

PVF Capital Corp.

(Exact Name of Registrant as Specified in Charter)

Ohio	0-24948	34-1659805

(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

30000 Aurora Road, Solon, Ohio	44139

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (440) 248-7171

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On May 16, 2008, John R. Male, Chairman of the Board of Directors of the Company, issued a press release containing an open letter to the Company’s stockholders. For more information, reference is made to the Company’s press release dated, May 16, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is filed herewith.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable
(b)	Not applicable.
(c)	Not applicable
(d)	The following exhibit is filed herewith:
Exhibit 99.1	Press Release dated May 16, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVF CAPITAL CORP.
By:	/s/ C. Keith Swaney
C. Keith Swaney
President, Chief Operating Officer and Treasurer (Duly Authorized Officer)

Dated: May 16, 2008